UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 1, 2018 (August 8, 2018)
(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
591 Redwood Highway, Suite 1150, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported by Four Corners Property Trust, Inc. (the "Company") in its Current Report on Form 8-K filed on August 8, 2018 (the "Initial Filing"), the Company previously completed the acquisition of 46 Chili's properties pursuant to a Purchase and Sale Agreement (the "PSA"), dated August 1, 2018, with Brinker Property Corporation ("Brinker Property") and Brinker Propco Florida, Inc. ("Brinker Florida"), both subsidiaries of Brinker International, Inc. ("Brinker"), for the purchase of up to 48 Chili's restaurant properties (the "Properties").

The Company is filing this Amendment No. 1 on Form 8-K/A (the "Amended Filing") to amend the Initial Filing to announce the closing of the remaining two Properties. The transaction closed on September 28, 2018, with the Company purchasing the remaining two Properties for a total purchase price of $5.9 million. Including the 46 Properties acquired on August 8, 2018, the aggregate sales price for all the Properties was $155.7 million with an aggregate initial annual cash rent of approximately $9.9 million. All of the Properties are currently operated by Brinker or its subsidiaries.

The Company has entered into individual triple-net lease agreements with either Brinker Property or Brinker Florida for each of the Properties, each of which will have initial lease terms of 15 years subject to between two and six consecutive five-year renewal options, depending on the property, by Brinker Property and Brinker Florida, with all of the leases guaranteed by Brinker.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing the closing of the transaction with Brinker, dated September 28, 2018, is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 to this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated September 28, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ JAMES L. BRAT
James L. Brat General Counsel and Secretary
Date: October 1, 2018
EXHIBIT LIST

Exhibit No.	Exhibit Description

99.1	Press Release dated September 28, 2018